AMENDMENT No. 1 TO AGREEMENT AND PLAN OF MERGER

This Amendment No. 1 dated as of March 29, 2024 ("Amendment 1") is to amend the Agreement and Plan of Merger (the "Existing Merger Agreement") which was made and entered into as of September 30, 2023, by and Kairous Acquisition Corp. Limited, a Cayman Islands exempted company ("Parent"), KAC Merger Sub 1, a Cayman Islands exempted company ("Purchaser"), KAC Merger Sub 2, a Cayman Islands exempted company ("Merger Sub"), NR Instant Produce Public Company Limited, formed under the laws of Thailand ("Shareholder"), and Bamboo Mart Limited, a Cayman Islands exempted company and wholly owned subsidiary of the Shareholder (the "Company"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Existing Merger Agreement.

Recitals

WHEREAS, pursuant to Section 13.2(a) of the Existing Merger Agreement, the Existing Merger Agreement may be amended by a writing signed by each of the Parent Parties and the Company; and

WHEREAS, the Parent Parties and the Company desire to amend the Existing_Merger Agreement to reflect the changes agreed between the parties and to clarify certain terms and conditions set forth therein.

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth in this Amendment 1, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendment of Certain Provisions.

(i) Section 4.2(a). Section 4.2(a) of the Existing Merger Agreement is hereby amended in its entirety to read as follows:

"(a) Fairness Opinion. No later than May 31, 2024, the Fairness Opinion Provider shall provide, and the Parties shall cause the Fairness Opinion Provider to provide, the Fairness Opinion to the Company and the Parent Parties (the date on which the Fairness Opinion is issued, the "Opinion Date")."

(ii) Section 4.2(b). The first two sentences of the Existing Merger Agreement are hereby amended in their entirety to read as follows:

"(b) Parent Parties Due Diligence. The Parent Parties shall deliver or cause to be delivered the written due diligence request list(s) to the Company no later than May 1, 2024. The Company shall, as soon as practicable after its receipt of such due diligence list, and in any event by no later than May 15, 2024, prepare a virtual data room containing the items requested in such written due diligence request list."

(iii) Section 12(d)(i). The definition of "Outside Date" in Section 12(d)(i) of the Existing Merger Agreement is hereby amended to mean November 15, 2024.

2. Miscellaneous.

(a) Except as expressly provided in this Amendment 1, the Existing Merger Agreement shall remain in full force and effect, and all references to "this Agreement," "herein" or using similar terms in the Existing Merger Agreement shall mean the Existing Merger Agreement as further amended by this Amendment 1. In the event of a conflict between the terms of this Amendment 1 and the Existing Merger Agreement, the terms of this Amendment 1 shall prevail over and supersede the conflicting terms in the Existing Merger Agreement.

(b) Article XIII of the Existing Merger Agreement shall apply to this Amendment 1 *mutatis mutandis* as if set out herein.

(c) This Amendment 1 may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument. This Amendment 1 will become effective when duly executed and delivered by each of the parties hereto. Counterpart signature pages to this Amendment 1 may be delivered by electronic delivery (i.e., by email of a PDF signature page) and each such counterpart signature page will constitute an original for all purposes.

[*The remainder of this page intentionally left blank; signature pages to follow*]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No 1. to be effective as of the date first written above.

PARENT:
KAIROUS ACQUISITION CORP. LIMITED

By: /s/ Athiwat Apichote
Name: Athiwat Apichote
Title: CEO

PURCHASER:
KAC MERGER SUB 1

By: /s/ Athiwat Apichote
Name: Athiwat Apichote
Title: CEO

MERGER SUB:
KAC MERGER SUB 2

By: /s/ Athiwat Apichote
Name: Athiwat Apichote
Title: CEO

COMPANY:
BAMBOO MART LIMITED

By: /s/ Paul Pathomvanich
Name: Paul Pathomvanich
Title: CEO